WEINGARTEN REALTY INVESTORS

                        1999 EMPLOYEE SHARE PURCHASE PLAN

1.     Purpose
       -------

     The primary purpose of this Plan is to encourage Share ownership by each Eligible Employee and each Eligible Trust Manager in the belief that such Share ownership will increase his or her interest in the success of Weingarten Realty Investors, a Texas real estate investment trust (the "Company").

2.     Definitions
       -----------

     2.1. The term "Account" shall mean the separate bookkeeping account established and maintained by the Plan Administrator for each Participant for each Purchase Period to record the contributions made on his or her behalf to purchase Shares under this Plan.

     2.2. The term "Beneficiary" shall mean the person designated as such in accordance with Section 8.

     2.3. The term "Board" shall mean the Board of Trust Managers of the Company.

     2.4. The term "Closing Price" (a) for the first business day of any Purchase Period shall mean the closing price for a share of Share as reported for such day in The Wall Street Journal or in any successor to The Wall Street Journal or, if there is no such successor, in any publication selected by the Committee or, if no such closing price is so reported for such day, the first such closing price which is so reported after such day or, if no such closing price is so reported during the two week period which begins on the first day of such Purchase Period, the fair market value of a Share as determined on the first day of such Purchase Period by the Committee and (b) for the last business day of a Purchase Period shall mean the closing price for a Share as reported for such day in The Wall Street Journal or in any successor to The Wall Street Journal or, if there is no such successor, in any publication selected by the Committee or, if no such closing price is so reported for such day, the last such closing price which is so reported before such day or, if no such closing price is so reported during the two week period which ends on the last day of such Purchase Period, the fair market value of a Share as determined as of the last day of such Purchase Period by the Committee.

     2.5. The term "Committee" shall mean the Compensation Committee of the Board.

     2.6. The term "Company" shall mean Weingarten Realty Investors, a Texas real estate investment trust.

     2.7. The term "Election Form" shall mean the form which an Eligible Employee or Eligible Trust Manager shall be required to properly complete in writing and timely file at least 15 days prior to the commencement of any Purchase Period in order to make any of the elections available to an Eligible Employee or Eligible Trust Manager under this Plan.

     2.8. The term "Eligible Trust Manager" shall mean a person who is a member of the Board.

     2.9. The term "Eligible Employee" shall mean each officer or employee of a Participating Employer who is shown on the payroll records of a Participating Employer as a "benefits eligible" employee.

     2.10. The term "Participant" shall mean (a) for each Purchase Period an Eligible Employee or Eligible Trust Manager who has elected to purchase Shares in accordance with Section 4 in such Purchase Period and (b) any person for whom Shares are held pending delivery under Section 7.

     2.11. The term "Participating Employer" shall mean the Company and any affiliated entity which is designated as such by the Committee.

     2.12. The term "Pay" means (i) in the case of an Eligible Employee, all cash compensation paid to him or her for services to the Participating Employer, including regular straight time earnings or draw, overtime, commissions and bonuses, but excluding amounts paid as living allowance or reimbursement of expenses and other similar payments; and (ii) in the case of an Eligible Trust Manager, all retainers and meeting and other service fees paid to him or her by the Participating Employer.

     2.13. The term "Pay Day" means the day as of which Pay is paid to a Participant.

     2.14. The term "Plan" shall mean this Weingarten Realty Investors 1999 Share Purchase Plan, effective as of April 1, 1999, and as thereafter amended from time to time.

     2.15. The term "Plan Administrator" shall mean the Company or the Company's delegate.

     2.16. The term "Purchase Period" shall mean a period set by the Committee. Unless changed by the Committee, each Purchase Period shall begin on the first day of a calendar quarter and end on the last day of such calendar quarter. The first Purchase Period shall commence on January 1, 1999 and terminate on March 31, 1999.

     2.17. The term "Purchase Price" for each Purchase Period shall mean 85% of the lesser of: (a) the Closing Price for a Share on the last day of such Purchase Period and (b) the greater of: (i) the Closing Price for a Share on the first day of such Purchase Period and (ii) the average Closing Price for a Share for all of the business days in the Purchase Period.

     2.18.     The  term  "Rule  16b-3"  shall mean Rule 16b-3 promulgated under
Section 16(b) of the Securities Exchange Act of 1934, as amended, or any successor to such rule.


     2.19. The term "Share" shall mean the common shares of beneficial interest, par value $.03 per share, of the Company. The aggregate number of Shares available for grant under this Plan shall not exceed 250,000 subject to adjustment pursuant to Section 17 hereof plus any Shares acquired by the Plan Administrator in the open market for the Accounts of the Participants. Shares subject to the Plan may be either authorized but unissued Shares, or Shares hereafter acquired by the Company.

3.     Administration

     Except for the exercise of those powers expressly granted to the Committee to determine the Closing Price, who is a Participating Employer and to set the Purchase Period, the Plan Administrator shall be responsible for the administration of this Plan and shall have the power in connection with such administration to interpret the Plan and to take such other action in connection with such administration as the Plan Administrator deems necessary or equitable under the circumstances. The Plan Administrator also shall have the power to delegate the duty to perform such administrative functions as the Plan Administrator deems appropriate under the circumstances. Any person to whom the duty to perform an administrative function is delegated shall act on behalf of and shall be responsible to the Plan Administrator for such function. Any action or inaction by or on behalf of the Plan Administrator under this Plan shall be final and binding on each Eligible Employee, each Eligible Trust Manager, each Participant and on each other person who makes a claim under this Plan based on the rights, if any, of such Eligible Employee, Eligible Trust Manager or Participant under this Plan.

4.     Participation

     4.1. Each person who is an Eligible Employee or an Eligible Trust Manager shall be a Participant in this Plan for the related Purchase Period if he or she properly completes and timely files an Election Form with the Plan Administrator to elect to participate in this Plan. An Election Form may require an Eligible Employee or Eligible Trust Manager to provide such information and to agree to take such action (in addition to the action required under Section 5) as the Plan Administrator deems necessary or appropriate in light of the purpose of this Plan or for the orderly administration of this Plan.

     4.2. Notwithstanding anything herein to the contrary, no person shall be deemed to be an Eligible Employee or an Eligible Trust Manager:

     (a) if immediately after such participation, Participant would own Shares, and/or hold outstanding options to purchase Shares, possessing 5% or more of the total combined voting power or value of all classes of Shares of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Internal Revenue Code of 1986, as amended, shall apply in determining Share ownership of any Participant); or

     (b) if such Participant's rights to purchase Shares under all employee share purchase plans of the Company accrues at a rate which exceeds $25,000 in fair market value of the Shares (determined at the time of Plan enrollment) for each calendar year in which such purchase right is outstanding.

5.     Contributions
       -------------

     5.1. Each Participant's Election Form under Section 4 shall specify the contributions that he or she proposes to make for the related Purchase Period. Such contributions shall be expressed as a specific dollar amount that Participant proposes to contribute in cash or a percentage of the Participant's Pay that his or her Participant Employer is authorized to deduct from his or her Pay each Pay Day during the Purchase Period (or as a combination of such cash and such payroll deduction contributions); provided, however:

     (a) the minimum payroll deduction for a Participant for each Pay Day for purposes under this Plan shall be $10.00, and

     (b) the maximum contribution which a Participant may make for purposes under this Plan for any calendar year shall be $25,000.

     5.2. A Participant shall have the right to amend his or her Election Form at any time to reduce or to stop his or her contributions, and such election shall be effective immediately for cash contributions and as soon as practicable after the Plan Administrator actually receives such amended Election Form for payroll deductions. A withdrawal shall be deducted from the participant's Account as of the date the Plan Administrator receives such amended Election Form, and the actual withdrawal shall be effected by the Plan Administrator as soon as practicable after such date. Participants who stop or withhold contributions for any Purchase Period may not participate again for at least six months.

     5.3. All payroll deductions made for a Participant shall be credited to his or her Account as of the Pay Day as of which the deduction is made. All contributions made by a Participant under this Plan, whether in cash or through payroll deductions, shall be held by the Company or by such Participant's Participating Employer, as agent for the Company. All such contributions shall be held as part of the general assets of the Company and shall not be held in trust or otherwise segregated from the Company's general assets. No interest shall be paid or accrued on any such contributions. Each Participant's right to the contributions credited to his or her Account shall be that of a general and unsecured creditor of the Company. Each Participating Employer shall have the right to make such provisions as it deems necessary or appropriate to satisfy any tax laws with respect to purchases of Shares made under this Plan.

     5.4. The balance credited to the Account of an Eligible Employee automatically shall be refunded in full (without interest) if his or her status as an employee of all Participating Employers terminates for any reason whatsoever during a Purchase Period and the balance credited to the Account of an Eligible Trust Manager automatically shall be refunded in full (without interest) if his or her status as a member of the Board terminates for any reason whatsoever during a Purchase Period. Such refunds shall be made as soon as practicable after the Plan Administrator has actual notice of any such termination.

6.     Purchase  of  Shares
       --------------------

     6.1. If a Participant is an Eligible Employee or an Eligible Trust Manager through the end of a Purchase Period, the balance which remains credited to his or her Account at the end of such Purchase Period automatically shall be applied to purchase Shares at the Purchase Price for such Shares for such Purchase Period. Such Shares shall be purchased on behalf of the Participant by operation of this Plan in whole and fractional Shares.

     6.2. Except as specifically provided herein, the Participants shall have the same rights and privileges under the Plan. All rules and determinations of the Board in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

     6.3.     If the total Shares to be purchased on any date in accordance with
Section 6(a) exceeds the Shares then available under the Plan (after deduction of all Shares that have been purchased under Section 6(a)), the Plan Administrator shall make a pro rata allocation of the Shares remaining available in as neatly a uniform manner as shall be practical and as it shall determine to be equitable.

7.     Delivery
       --------

     A book-entry record of the Shares purchased by each Participant shall be maintained by the Company's transfer agent and no certificates shall be issued for such Shares except to the extent that a Participant specifically so requests. Notwithstanding the foregoing, when a refund is made to a participant pursuant to Section 5.4, certificates shall be delivered to him or her for all Shares then held for the Participant under the Plan. A Share certificate delivered to a Participant shall be registered in his or her name or, if the Participant so elects and is permissible under applicable law, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship. However, (a) no Share certificate representing a fractional share of Share shall be delivered to a Participant or to a Participant and any other person, (b) cash which the Plan Administrator deems representative of the value of a Participant's fractional share shall be distributed (when a participant requests a distribution of certificates for all of the shares of Share held for him or her) in lieu of such fractional share unless a Participant in light of Rule 16b-3 waives his or her right to such cash payment and (c) the Plan Administrator shall have the right to charge a participant for registering Share in the name of the Participant and any other person. No Participant (or any person who makes a claim for, on behalf of or in place of a participant) shall have any interest in any Share under this Plan until they have been reflected in the book-entry record maintained by the transfer agent or the certificate for such Share has been delivered to such person.

8.     Designation  of  Beneficiary
       ----------------------------

     A Participant may designate on his or her Election Form a Beneficiary (a) who shall receive the balance credited to his or her Account if the Participant dies before the end of a Purchase Period and (b) who shall receive the Share, if any, purchased for the Participant under this Plan if the Participant dies after the end of a Purchase Period but before either the certificate representing such Shares has been delivered to the Participant or before such Shares have been credited to a brokerage account maintained for the Participant. Such designation may be revised in writing at any time by the Participant by filing an amended Election Form, and his or her revised designation shall be effective at such time as the Plan Administrator receives such amended Election Form. If a deceased Participant fails to designate a Beneficiary or, if no person so designated survives a Participant or, if after checking his or her last known mailing address, the whereabouts of the person so designated survives a Participant or, if after checking his or her last known mailing address, the whereabouts of the person so designated are unknown, then the Participant's estate shall be treated as his or her designated Beneficiary under this Section 8.

9.     Transferability  and  Dispositions
       ----------------------------------

     9.1. Neither the balance credited to a Participant's Account nor any rights to receive Shares under this Plan may be assigned, encumbered, alienated, transferred, pledged or otherwise disposed of in any way by a Participant during his or her lifetime or by his or her Beneficiary or by any other person during his or her lifetime, and any attempt to do so shall be without effect.

     9.2.     Except  as provided in the last sentence of this Section 9.2 or in
Section 7, no sale, transfer or other disposition may be made of any Shares purchased under the Plan until the second anniversary of such purchase. If a Participant violates the foregoing restriction, he or she shall remit to the Company an amount of cash equal to the difference between the amount he or she paid for such Shares and the Closing price of such Shares on the date they were purchased. The amount to be remitted for purposes of the foregoing shall be computed by the Plan Administrator, in its discretion, using a last-in-first-out basis of accounting in the event that Shares for more than one Purchase Period are involved. Notwithstanding the foregoing, if a Participant who owns Shares subject to the foregoing restriction is determined by the Plan Administrator in its discretion to have a serious financial need for the proceeds of the sale of such Shares, then upon application made by the Participant, the Plan Administrator shall consent to a sale of such Shares to the extent necessary to satisfy the serious financial need, and the Participant will not be required to make the remittance to the Company described in this Section 9.2.

10.     Securities  Registration
        ------------------------

     If the Company shall deem it necessary to register under the Securities Act of 1933, as amended, or any other applicable statute any Shares purchased under this Plan or to qualify any such Shares for an exemption from any such statutes, the Company shall take such action at its own expense. If Shares are listed on any national securities exchange at the time any Shares are purchased hereunder, the Company shall make prompt application for the listing on such national securities exchange of such Shares, at its own expense. Purchases of Shares hereunder shall be postponed as necessary pending any such action.

11.     Compliance  with  Rule  16b-3
        -----------------------------

     All elections and transactions under this Plan by persons subject to Rule 16b-3 are intended to comply with at least one of the exemptive conditions under Rule 16b-3. The Plan Administrator shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b-3 as the Plan Administrator may deem necessary or appropriate. If any provision of this Plan or such administrative guidelines or any act or omission with respect to this Plan (including any act or omission by an Eligible Employee or an Eligible Trust Manager) fails to satisfy such exemptive condition under Rule 16b-3 or otherwise is inconsistent with such condition, such provision, guidelines or act or omission shall be deemed null and void.

12.     Amendment  or  Termination
        --------------------------

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate, and any such amendment shall be subject to the approval of the Company's shareholders to the extent such approval is required under the laws of the State of Texas, federal tax laws or to the extent such approval is required to meet the security holder approval requirements under Rule 16b-3; provided, however, no amendment shall be retroactive unless the Board in its discretion determines that such amendment is in the best interest of the Company or such amendment is required by applicable law to be retroactive. The Board also may terminate this Plan and any Purchase Period at any time (together with any related contribution election) or may terminate any Purchase Period (together with any related contribution elections) at any time; provided, however, no such termination shall be retroactive unless the Board determines that applicable law requires a retroactive termination.

13.     Notices
        -------

     All Election Forms and other communications from a Participant to the Plan Administrator under, or in connection with, this Plan shall be deemed to have been filed with the Plan Administrator when actually received in the form specified by the Plan Administrator at the location, or by the person, designated by the Plan Administrator for the receipt of any such Election Form and communications.

14.     Employment
        ----------

     The right to elect to participate in this Plan shall not constitute an offer of employment or membership on the Board, and no election to participate in this Plan shall constitute an employment agreement for an Eligible Employee or an agreement with respect to Board membership for an Eligible Trust Manager. Any such right or election shall have no bearing whatsoever on the employment relationship between an Eligible Employee and any other person or on an Eligible Trust Manager's status as a member of the Board. Finally, no Eligible Employee shall be induced to participate in this Plan, or shall participate in this Plan, with the expectation that such participation will lead to employment or continued employment, and no Eligible Trust Manager shall be induced to participate in this Plan, or shall participate in this Plan, with the expectation that such participation will lead to continued membership on the Board.

15.     Changes  in  Capital  Structure
        -------------------------------

     15.1. In the event that the outstanding Shares of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of Shares or other securities of the Company or of another corporation, by reason of any reorganization, merger, consolidation, recapitalization, reclassification, Share split-up, combination of Shares or dividend payable in Shares, appropriate adjustment shall be made by the Board in the number or kind of Shares as to which a right granted under this Plan shall be exercisable, to the end that the right holder's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Board shall be conclusive.

     15.2. If the Company is not the surviving or resulting corporation in any reorganization, merger, consolidation or recapitalization, this Plan, and the Company's rights, duties and obligations hereunder, shall be assumed by the surviving or resulting corporation and the rights of a Participant to purchase Shares shall continue in full force and effect.

16.     Headings,  References  and  Construction
        ----------------------------------------

     The headings to sections in this Plan have been included for convenience of reference only. This Plan shall be interpreted and construed in accordance with the laws of the State of Texas.

17.     Shareholder  Approval
        ---------------------

     17.1. This Plan is intended to be a "Qualified Plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended. Accordingly, the Company will seek shareholder approval of the Plan at the next annual meeting of the Company's shareholders. If shareholder approval is not obtained, the Board of Trust Managers may terminate the Plan in its sole discretion.